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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated March 12, 1999 included in this Form 10-K into the Company's previously filed Registration Statements on Form S-8 (File No. 33-97772, File No. 333-51869, and File No. 333-70811).

/s/ Arthur Andersen LLP


Atlanta, Georgia
March 26, 1999